                                                          UNITED STATES

                                 SECURITIES AND EXCHANGE COMMISSION

                                               WASHINGTON, D.C. 20549

                                                           FORM 8-K

                       CURRENT REPORT

                              PURSUANT TO SECTION 13 OR 15(d) OF

                            THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                                  July 21, 2004

                                                     EDGETECH SERVICES INC.

                                          (Formerly Secure Enterprise Solutions. Inc.)

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                  (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

                         NEVADA                     000-27397                          98-0204280

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                      (STATE OF              (COMMISSION FILE           (IRS EMPLOYER

                INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

18 Wynford Drive, Suite 615

Toronto, ON Canada M3C 3S3

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(416) 441-4046

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Registrant's Attorney: Warren J. Soloski,  Esq., Warren J. Soloski, APC, 11300 West Olympic Blvd.,

Suite 800, Los Angeles, CA 90064 (310) 477-9742

This Report Consists of 4  Pages

Item 1  Changes in Control of Registrant

Not Applicable

Item 2  Acquisition or Disposition of Assets

Not Applicable

Item 3  Bankruptcy or Receivership

Not Applicable.

Item 4  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5 Other Events

July 21, 2004, The remaining Directors named Donald R. George as a Director of the Registrant.  Mr. George holds a Bachelor of Arts degree from the University of Winnipeg and a Bachelor of Laws degree from the University Manitoba.  Mr. George has practiced law in Manitoba since 1985 and concentrates his practice in real estate, civil litigation, estates and commercial transactions.  Mr. George currently is a lawyer and an investment advisor with the Blackstone Investment Group where he has practiced since 2003.  Mr. George is a shareholder of the Registrant.

                                   Item 6  Resignations of Registrant's Directors

Mr. Bob Pollack resigned as Director of the Registrant on July 21, 2004.  There were no disagreements between Mr. Pollock and the Registrant.

                                       Item 7  Financial Statement and Exhibits

                                              Not Applicable.

                                            Item 8  Supplementary Information

                                            Not Applicable.

                                                              Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Edgetech Services Inc.

                                    By: /s/Tae Ho Kim

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                                    Tae Ho Kim, Secretary

Dated: July 22, 2004